
SUSA PARTNERSHIP, L.P.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per unit data)

                    Three       Three       Nine      Nine
                    months      months      months    months
                    ended       ended       ended     ended
                    Sept. 30,   Sept. 30,   Sept.30,  Sept.30,
                    1996        1995        1996      1995

Property Revenue:

Rental income        $27,806     $18,281     $73,396   $46,276

Management
income                   113         224         560       808

Other income             516         162       1,170       342

  Total Property      29,435      18,667      75,126    47,426
  Revenues

Property
Expenses:

Cost of property
operations and
maint.                7,816       4,865       19,993     12,854

Taxes                 2,419       1,376       6,163      3,356

General &
administrative        1,318       697         3,067      1,806

Depreciation/
amortization          3,380       2,273       8,813      5,677

 Total Property      14,933      9,211      37,976      23,693
Expenses

Income from
Property             14,502      9,456      37,150      23,733
Operations

Other income
(expenses)

Interest
expense             (2,626)      (454)     (5,848)    (1,667)

Interest
income                 176         21         506         58

Income before
minority interest   12,052      9,023      31,808      22,124
and gain on
investment

Gain on
investment            288                    288

Income before
minority           12,340                 32,096
interest

Minority
interest              (1)       (37)        (128)       (144)

Net income            $12,339    $8,986     $31,968      $21,980

Net income
per unit               $0.55      $0.49      $1.54        $1.40

Weighted average
units                 22,000     18,220     20,757       15,724
outstanding

                                             - MORE -

SUSA PARTNERSHIP, L.P.
FUNDS FROM OPERATIONS COMPUTED UNDER THE AMENDED DEFINITION (in thousands)




                              Revised               Revised
                  Three       Three       Nine      Nine
                  Months      Months      Months    months
                  Sept. 30,   Sept. 30,   Sept.30,  Sept.30,
                  1996        1995        1996      1995
                  <F1>        <F1>        <F1>      <F1>


Operating Partnership
Funds from
Operations


Net income
before prior
investment       $12,051       $8,986      $31,680     $21,980

Depreciation of
revenue producing
property           3,224         1,945       8,235       4,726

Amortization of
lease guarantees       2            22          70         313

Amortization of
non-compete            0            63          83         189

Consolidated FFO   15,278        11,016      40,068      27,208




<F1>

The impact of conforming to the amended definition of Funds from operations (FFO) published by the National Association of Real Estate Investment Trusts and effective in 1996 was to reduce FFO by approximately $154,000 and $425,000, and $246,000 and $333,000

for the three and nine months ended September 30, 1996 and 1995, respectively. The reductions relate to amortization of loan fees and depreciation of non-revenue producing assets.



    - MORE -

SUSA PARTNERSHIP, L.P.
FINANCIAL AND OPERATIONAL HIGHLIGHTS
(in thousands)





                                         Nine          Nine
Same         Quarter        Quarter      Months        Months
Store        ended          ended        ended         ended
results      Sept. 30,      Sept. 30,    Sept. 30,     Sept. 30,
(% growth):  1996           1995         1995          1995



Revenues     $18,792(7.1%)   $17,551    $39,537(7.2%)  $36,878

NOI          $13,114(6.1%)   $12,363    $27,407(5.6%)  $26,958






Selected       As of            As of
Financial      September 30,    December 31,
Data:          1996             1995


Investment
in storage
facilities
at cost        $727,529          $509,297

Total assets   $719,665          $509,525

Line of
credit
borrowings      $66,138          $107,605

Mortgages
payable         $17,972            $6,670

Total
liabilities    $108,545          $124,389

Total
Partnership
capital        $611,120          $385,136

Operating
partnership
units
outstanding      25,928            18,587


